                                     ANNUAL
                                     REPORT
                                October 31, 2000

                                     GRANUM
                                     VALUE
                                      FUND
                              Shareholder Services
                                 1-888-5-GRANUM
                                   (547-2686)

                                 GRANUM CAPITAL
                               MANAGEMENT, L.L.C.
                               Investment Adviser

GRANUM VALUE FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
NOVEMBER 20, 2000

Dear Shareholder:

    For the fiscal year ending October 31, 2000, the total return of Granum Value Fund was 16.3% versus 6.1% for the S&P 500. For the calendar year 2000 through the end of October, 2000, the total return of Granum Value Fund was 8.5% versus -1.8% for the S&P 500. Our top 5 positions as of October 31, 2000 were Bank of New York, Fannie Mae, Intel Corp, Computer Associates, and Everest Re Group, Ltd.

    Despite the strong performance of the Fund in the past year, we still believe that our portfolio is undervalued. Our top 30 positions, comprising more than 80% of the net assets of the Fund, trade at approximately 16 times estimated 2001 earnings while the S&P 500 trades at approximately 23 times estimated earnings. We believe that this discount of 30% represents a compelling value for shareholders.

    Granum Value Fund will continue to seek investments in good to great companies with great to good managements having superior financial characteristics, specifically, return on equity and return on assets, and hence, the ability to grow earnings at a rate greater than the market over an extended period of time, yet selling at discounts to the market. In the past, this investment approach has enabled us to generate superior returns.

    We are grateful for the trust you have placed in us.

/s/ LEWIS M. EISENBERG                           /s/ WALTER F. HARRISON, III
Lewis M. Eisenberg                               Walter F. Harrison III
Co-Chairman                                      Co-Chairman

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
[GRAPH]

                                                                     GRANUM VALUE FUND                       S&P 500
                                                                     -----------------                       -------
5/1/97                                                                    10000.00                           10000.00
                                                                          11660.00                           11966.00
10/31/97                                                                  11695.00                           11516.00
                                                                          12280.00                           12391.00
4/30/98                                                                   13494.00                           14106.00
                                                                          12110.00                           14273.00
10/31/98                                                                  10965.00                           14049.00
                                                                          12068.00                           16417.00
4/30/99                                                                   12475.00                           17184.00
                                                                          12847.00                           17156.00
10/31/99                                                                  12686.00                           17654.00
                                                                          13416.00                           18115.00
4/30/00                                                                   14021.00                           18923.00
                                                                          13588.00                           18694.00
10/31/00                                                                  14752.00                           18727.00

$14,752 (Granum Value Fund)
$18,727 (S&P 500)

                                                               AVERAGE ANNUAL RATE OF
                                                                       RETURN
                                                                 FOR PERIODS ENDED
                                                                  OCTOBER 31, 2000
                                                               ----------------------
                                                              1 YEAR           SINCE
                                                              ------         INCEPTION
                                                                              5/1/97
                                                                             ---------
Granum Value Fund                                             16.28%          11.72%
S&P 500                                                        6.09%          19.60%

                  INVESTMENT PERIOD

    The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

    This chart assumes an initial gross investment of $10,000 made on 5/01/97 (commencement of operations). Returns shown included the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             COMMON STOCKS 99.4%
             ------------------------
             BANKS AND SAVINGS & LOANS
             16.6%
  243,700    The Bank of New York
               Company, Inc.            $ 14,027,981
   73,200    Dime Bancorp, Inc.            1,788,825
   20,600    Firstar Corporation             405,563
   99,000    North Fork
               Bancorporation, Inc.        1,998,562
  140,585    Ocwen Financial
               Corporation *                 825,937
   45,600    PFF Bancorp, Inc.               843,600
                                        ------------
                                          19,890,468
                                        ------------
             BUILDING & HOUSING 5.5%
  101,300    Del Webb Corporation *        2,722,438
  102,800    Forest City Enterprises,
               Inc. -- Class A             3,803,600
                                        ------------
                                           6,526,038
                                        ------------

             BUSINESS SERVICES 5.4%
   26,000    Comdisco, Inc.                  320,125
   19,500    Convergys Corporation *         849,469
  292,300    The Reynolds & Reynolds
               Company -- Class A          5,224,862
                                        ------------
                                           6,394,456
                                        ------------

                                           MARKET
  SHARES                                   VALUE
----------                              ------------

             DEFENSE 2.1%
   28,000    Alliant Techsystems Inc.
               *                        $  2,518,250
                                        ------------
             ENERGY SERVICES 0.8%
   71,600    Petroleum Geo-Services
               ASA ADR *                     980,025
                                        ------------
             ENTERTAINMENT &
             LEISURE 8.1%
   27,000    Brunswick Corporation           524,812
  150,000    Casino Data Systems *           909,375
   55,200    Hilton Hotels Corporation       524,400
   83,200    Hollywood.com, Inc. *           629,200
   78,175    Lakes Gaming, Inc. *            616,850
  414,000    Park Place Entertainment
               Corporation *               5,278,500
   52,600    WMS Industries Inc. *         1,170,350
                                        ------------
                                           9,653,487
                                        ------------

             FINANCIAL SERVICES 16.0%
   80,000    Ag Services of America,
               Inc. *                      1,280,000
  140,000    DVI, Inc. *                   2,345,000
  140,000    Fannie Mae                   10,780,000
   56,000    Radian Group, Inc.            3,969,000
  137,100    Resource Bancshares
               Mortgage Group, Inc.          788,325
                                        ------------
                                          19,162,325
                                        ------------

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             HEALTH CARE 1.7%
   51,500    Columbia\HCA Healthcare
               Corporation              $  2,056,781
                                        ------------
             INSTRUMENTS & RELATED
             PRODUCTS 3.2%
   82,000    Mettler-Toledo
               International, Inc. *       3,828,375
                                        ------------

             INSURANCE 8.3%
  110,500    CNA Financial Corporation
               *                           4,033,250
  101,200    Everest Re Group, Ltd.        5,932,850
                                        ------------
                                           9,966,100
                                        ------------

             PHARMACEUTICALS 1.8%
   37,000    Teva Pharmaceutical
               Industries Ltd.             2,187,625
                                        ------------

             PRINTING & PUBLISHING
             1.3%
   97,700    Hollinger International
               Inc.                        1,508,244
                                        ------------
             PRIVATE PLACEMENTS 1.5%
   28,850    American Technology
               Convertible Preferred
               (Acquired 12/22/98;
               Cost $288,500) (a)(b) *       223,588

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
  214,625    Intertainer Inc. Series C
               Convertible Preferred
               (Acquired 2/12/99,
               5/12/00; Cost
               $1,249,875) (a)(b) *     $  1,594,664
                                        ------------
                                           1,818,252
                                        ------------

             REITS 7.3%
  110,000    Anthracite Capital, Inc.        811,250
  120,000    Capital Automotive REIT       1,546,875
   93,900    Equity Inns, Inc.               581,006
  217,100    RFS Hotel Investors, Inc.     2,795,162
  181,300    Redwood Trust, Inc.           2,878,137
                                        ------------
                                           8,612,430
                                        ------------

             RETAILING 0.8%
  158,300    The Good Guys, Inc. *           930,013
                                        ------------

             SEMICONDUCTORS &
             SEMICONDUCTOR CAPITAL
             EQUIPMENT 6.7%
  177,800    Intel Corporation             8,001,000
                                        ------------

             SOFTWARE 5.5%
  206,700    Computer Associates
               International, Inc.         6,588,562
                                        ------------

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             SPECIALTY CHEMICALS 3.4%
   79,300    GenTek, Inc.               $  1,323,319
   60,000    OM Group, Inc.                2,775,000
                                        ------------
                                           4,098,319
                                        ------------
             TELECOMMUNICATIONS 3.4%
   75,000    Citizens Communication
               Company                     1,087,500
   68,750    NTL Incorporated *            3,020,703
                                        ------------
                                           4,108,203
                                        ------------
             Total Common Stocks (Cost
               $91,282,258)              118,828,953
                                        ------------
             PRIVATE PLACEMENT
               WARRANTS 0.1%
             ---------------------
   28,850    American Technology
               Warrants, expires
               11/30/01, (Acquired
               12/22/98; Cost $0)
               (a)(b) *                       19,733
    3,166    Hollywood.com
               Warrants, expires
               5/17/04 (Acquired
               5/17/99; Cost $0)
               (a)(b) *                        2,592
   31,250    The Good Guys Warrants,
               expires 8/17/01
               (Acquired 8/17/99; Cost
               $0) (a)(b) *                   54,956
   26,800    International Isotopes
               Warrants, expires
               5/28/02 (Acquired
               5/28/99; Cost $0)
               (a)(b) *                        3,591
                                        ------------
             Total Private Placement
               Warrants (Cost $0)             80,872
                                        ------------

PRINCIPAL                                  MARKET
  AMOUNT                                   VALUE
----------                              ------------
             VARIABLE RATE DEMAND
               NOTES 0.6%
             -------------------------
$ 126,595    American Family Financial
               Services, Inc., 6.22%    $    126,595
  397,952    Sara Lee Corporation,
               6.22%                         397,952
  103,038    Wisconsin Corporate
               Central Credit Union,
               6.29%                         103,038
  100,000    Wisconsin Electric Power
               Company, 6.21%                100,000
                                        ------------
             Total Variable Rate
               Demand Notes (Cost of
               $727,585)                     727,585
                                        ------------
             Total Investments (Cost
               of $92,009,843) 100.1%    119,637,410
                                        ------------
             Other liabilities in
               excess of other assets
               (0.1%)                       (139,190)
                                        ------------
             NET ASSETS 100%            $119,498,220
                                        ============

*  Non-income producing security.
(a) Restricted Security.
(b) Board Valued Security.
ADR -- American Depository Receipt
                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
  Investments, at value (Cost $92,009,843)..................  $119,637,410
  Cash......................................................        22,922
  Short-term investments of collateral received for
    securities loaned.......................................    12,333,500
  Dividends and interest receivable.........................       128,927
  Organizational expenses, net of accumulated
    amortization............................................        33,791
  Other assets..............................................        19,280
                                                              ------------
         Total assets.......................................   132,175,830
                                                              ------------
LIABILITIES:
  Collateral for securities loaned..........................    12,333,500
  Payable to Investment Adviser.............................       185,665
  Distribution fees payable.................................        48,563
  Shareholder service fees payable..........................        24,331
  Accrued expenses and other liabilities....................        85,551
                                                              ------------
         Total liabilities..................................    12,677,610
                                                              ------------
NET ASSETS..................................................  $119,498,220
                                                              ============
NET ASSETS CONSIST OF:
  Capital stock.............................................  $ 92,023,400
  Accumulated net realized loss on investments..............      (152,747)
  Net unrealized appreciation on investments................    27,627,567
                                                              ------------
         Total Net Assets...................................  $119,498,220
                                                              ============
  Shares of beneficial interest outstanding (unlimited
    number of shares of beneficial interest authorized,
    $.001 par value)........................................     4,085,698
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $29.25
                                                              ============

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
  Dividend income (net of foreign taxes withheld of
    $2,284).................................................  $ 2,072,613
  Interest income...........................................      103,292
  Securities lending income.................................       13,418
                                                              -----------
    Total investment income.................................    2,189,323
                                                              -----------
EXPENSES:
  Investment advisory fee...................................    1,536,725
  Distribution fees.........................................      597,217
  Shareholder servicing fees................................      298,608
  Administration fees.......................................       81,342
  Professional fees.........................................       72,299
  Transfer agent fees and expenses..........................       58,496
  Trustees' fees and expenses...............................       47,649
  Fund accounting fees......................................       31,922
  Reports to shareholders...................................       15,300
  Custody fees..............................................       28,480
  Federal and state registration............................       20,028
  Amortization of organizational expenses...................       22,652
  Insurance expense.........................................       20,496
  Other.....................................................       13,322
                                                              -----------
    Total expenses..........................................    2,844,536
                                                              -----------
NET INVESTMENT LOSS.........................................     (655,213)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................    2,402,444
    Written option contracts expired or closed..............      240,961
  Change in unrealized appreciation on investments..........   16,246,011
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............   18,889,416
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $18,234,203
                                                              ===========

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................    $   (655,213)      $    795,783
  Net realized gain (loss) on investments...................       2,643,405         (3,311,316)
  Change in unrealized appreciation or depreciation on
    investments.............................................      16,246,011         20,349,865
                                                                ------------       ------------
    Net increase in net assets resulting from operations....      18,234,203         17,834,332
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................        (654,795)          (408,522)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................       6,128,124          7,819,670
  Proceeds from shares issued to holders in reinvestment of
    dividends...............................................         649,489            405,596
  Cost of shares redeemed...................................     (26,562,981)       (22,602,804)
                                                                ------------       ------------
    Net decrease in net assets from capital share
      transactions..........................................     (19,785,368)       (14,377,538)
                                                                ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (2,205,960)         3,048,272
NET ASSETS:
  Beginning of period.......................................     121,704,180        118,655,908
                                                                ------------       ------------
  End of period *...........................................    $119,498,220       $121,704,180
                                                                ============       ============
* Including undistributed net investment income of..........    $         --       $    432,956

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED OCTOBER 31,        MAY 1, 1997(1)
                                                         ------------------------------       THROUGH
                                                           2000       1999       1998     OCTOBER 31, 1997
                                                         --------   --------   --------   ----------------
Per share data:(4)
Net asset value, beginning of period...................  $  25.29   $  21.93   $  23.39       $ 20.00
                                                         --------   --------   --------       -------
Income from Investment Operations:
Net investment income (loss)...........................     (0.16)(5)     0.16     0.03         (0.03)
Net realized and unrealized gain (loss) on
  investments..........................................      4.26       3.28      (1.49)         3.42
                                                         --------   --------   --------       -------
Total from investment operations.......................      4.10       3.44      (1.46)         3.39
                                                         --------   --------   --------       -------
Less distributions:
Dividends from net investment income...................     (0.14)     (0.08)        --            --
                                                         --------   --------   --------       -------
Net asset value, end of period.........................  $  29.25   $  25.29   $  21.93       $ 23.39
                                                         ========   ========   ========       =======
Total return...........................................     16.28%     15.69%     (6.24)%       16.95%(2)
Supplemental data and ratios:
Net assets, end of period (000's)......................  $119,498   $121,704   $118,656       $76,263
Ratio of net expenses to average net assets
  Before expense reimbursement.........................      2.38%      1.59%      1.88%         3.03%(3)
  After expense reimbursement..........................      2.38%      1.59%      1.88%         2.77%(3)
Ratio of net investment income (loss) to average net
  assets
  Before expense reimbursement.........................     (0.55)%     0.64%      0.17%        (0.78)%(3)
  After expense reimbursement..........................     (0.55)%     0.64%      0.17%        (0.52)%(3)
Portfolio turnover rate................................     24.23%     18.18%      3.45%         3.12%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) Information presented relates to a Share of Capital Stock of the Fund outstanding for the entire period.
(5) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2000

1. ORGANIZATION

Granum Value Fund (the "Fund") is a non-diversified series of Granum Series Trust (the "Trust"), an open-end management investment company. The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange ("NYSE") is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sales price, or, if no sales are reported, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of October 31, 2000, fair value securities represent 1.59% of the Fund's investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

b) Restricted Securities - The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At October 31, 2000, the Fund held restricted securities with an aggregate market value of $1,899,124 representing 1.59% of the net assets of the Fund.

c) Organization Costs - Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares, are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by the Adviser and
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

subsequently reimbursed by the Fund. The proceeds of any redemption of the 5,000 initial shares purchased by the Adviser will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

d) Written Option Accounting - The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated.

e) Purchased Option Accounting - The Fund purchases put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices.

f) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Of the dividends paid in the year ended October 31, 2000, $100,279 is considered from capital gains for income tax purposes.

g) Federal Income Taxes - No provision for federal income taxes has been made since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

i) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis.

The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

3. SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:

                            YEAR ENDED         YEAR ENDED
                         OCTOBER 31, 2000   OCTOBER 31, 1999
                         ----------------   ----------------
Shares sold                   225,279            325,475
Shares reinvested              25,135             17,208
Shares redeemed              (976,580)          (940,595)
                            ---------          ---------
Net increase (decrease)      (726,166)          (597,912)
Shares outstanding:
  Beginning of period       4,811,864          5,409,776
                            ---------          ---------
  End of period             4,085,698          4,811,864
                            =========          =========

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term investments, for the year ended October 31, 2000 were as follows:

       PURCHASES                    SALES
------------------------   ------------------------
   U.S.                       U.S.
GOVERNMENT      OTHER      GOVERNMENT      OTHER
----------      -----      ----------      -----
        0    $28,589,500           0    $48,211,384

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
GRANUM VALUE FUND

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes was as follows:

Appreciation                   $34,871,154
(Depreciation)                  (7,396,333)
                               -----------
Net unrealized appreciation
  on investments               $27,474,821
                               ===========

At October 31, 2000, the cost of investments for federal income tax purposes was $92,162,589. During the year ended October 31, 2000, the Fund fully utilized its capital loss carryforwards of $3,292,997.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser - The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement. Under the terms of the agreement, the Adviser receives a fee, accrued daily and payable monthly at the annual rate of 1.25% of the Fund's average daily net assets (the "Basic Fee"), which is adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the Fund, after expenses, exceeds or was exceeded by the percentage change in the investment performance of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the "Total Advisory Fee") by up to 0.75% per year of the value of the Fund's average daily net assets. During the year ended October 31, 2000, the Fund's Adviser earned investment advisory fees at an annual rate of 1.29% of average daily net assets after the Monthly Performance Adjustment.

Distribution Plan - Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the "Distribution Plan"). Under the Distribution Plan, the Fund compensates its Distributors, Mercer Allied Company ("Mercer") and Granum Securities, L.L.C. ("Granum Securities"), in consideration of the services they provide in connection with the sale of the Fund's shares to investors ("Distribution Services") and for the furnishing of account related services by the Distributors and securities dealers to shareholders of the Fund ("Shareholder Services"). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund's average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund's average net assets.
--------------------------------------------------------------------------------

GRANUM VALUE FUND

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

The Fund incurred the following expenses for Distribution and Shareholder Services for the year ended October 31, 2000:

                             DISTRIBUTION        SHAREHOLDER
                               SERVICES           SERVICES
                             ------------        -----------
Mercer                         $548,457           $274,228
Granum Securities                48,760             24,380

Other - Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

Firstar Bank, NA serves as custodian for the Fund.

6. PUT OPTION CONTRACTS WRITTEN

The premium amount and the transactions related to put option contracts written during the year ended October 31, 2000, were as follows:

                                                                        NUMBER OF CONTRACTS
                                                    PREMIUM AMOUNT   (100 SHARES PER CONTRACT)
                                                    --------------   -------------------------
Options outstanding at October 31, 1999               $ 196,093                  50
Options written                                         327,788                 354
Options expired                                         (28,896)                (43)
Options closed                                         (494,985)               (361)
                                                      ---------                ----
Options outstanding at October 31, 2000               $       0                   0
                                                      =========                ====

Expired and closed put option contracts written resulted in a net capital gain of $240,961.

7. SECURITIES LOANED

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Fund to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of October 31, 2000, the Fund had on loan securities valued at $12,091,667 and collateral of $12,333,500.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Granum Value Fund and Board of Trustees of
Granum Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Granum Series Trust -- Granum Value Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Pricewaterhousecoopers LLP

Milwaukee, Wisconsin
December 1, 2000

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

GRANUM VALUE FUND

--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of Granum Value Fund. Please call 1-888-5-GRANUM (547-2686) for a free prospectus. Read it carefully before you invest.
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